UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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  Date of Report: February 4, 2004         Commission File Number: 0-15204


                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


        Virginia                                  54-1375874
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(State or other jurisdiction of       (I.R.S. Employer Identification No.)
incorporation or organization)


101 Hubbard Street
Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On February 04, 2004, National Bankshares, Inc. subsidiary, the National Bank of Blacksburg (NBB) issued a press release announcing that NBB had reached agreement with the South Financial Group, Inc. of Greenville, SC, to acquire substantially all of the assets and certain liabilities of Community National Bank of Pulaski, Virginia. A copy of the press release is attached as Exhibit 99.1.


Exhibit
99.1    National Bankshares, Inc. Press Release dated February 3, 2004.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


                                    By: /s/ JAMES G. RAKES
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                                        James G. Rakes
                                        Chairman
                                        President and Chief Executive Officer












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